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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 13, 1997


                       IRVINE APARTMENT COMMUNITIES, INC.
               (Exact name of registrant as specified in charter)

           Maryland                   1-12478                  33-0698698
 (State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)

     550 Newport Center Drive, Suite 300, Newport Beach, California  92660
            (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code  (714) 720-5500
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ITEM 5. Other Events.

        Exhibits are filed herewith in connection with the issuance by Irvine Apartment Communities, Inc. (the "Company") of 1,150,000 shares of Common Stock pursuant to the Company's Registration Statement on Form S-3 (File No. 33-92036).


                                    EXHIBITS

Exhibit 1.1  -  Underwriting Agreement dated February 13, 1996 between the
                Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith, Dean Witter Reynolds Inc., Montgomery Securities and J.P. Morgan Securities Inc., as the underwriters.

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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        IRVINE APARTMENT COMMUNITIES, INC.


Date: February 18, 1997
                                         By: /s/ Shawn Howie
                                         -----------------------------
                                         Shawn Howie
                                         Vice President and Controller